AGREED UPON TERMS AND PROCEDURES

        THESE AGREED UPON TERMS AND PROCEDURES (these “Terms and Procedures”) are dated as of December 29, 2006 and are agreed to and acknowledged by German American Bancorp, Inc., an Indiana corporation (“Borrower”), in connection with certain credit facilities from JPMorgan Chase Bank, N.A., a national banking association (“Lender”).

AGREEMENT

        THEREFORE, in consideration of the mutual covenants, conditions and agreements and to induce Lender to enter into the Second Amended and Restated Loan and Subordinated Debenture Purchase Agreement and to make Loans and other financial accommodations to Borrower, the parties hereby agree as follows:

1.         DEFINITIONS.     All capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to them in that certain Second Amended Loan and Subordinated Debenture Purchase Agreement of even date herewith between Lender and Borrower, as amended, restated, supplemented or modified from time to time (the “Loan Agreement”).

2.        INTEREST RATES.    Borrower agrees that matters concerning the election, payment, application, accrual and computation of interest and interest rates shall be in accordance with Lender’s practices set forth herein and in the other Loan Documents.

         2.1.         Interest Rate Election.    Each Borrowing Tranche under any Loan shall bear interest as a Base Rate Tranche unless and until Borrower shall otherwise elect. Borrower shall make a LIBO Rate or Base Rate election by delivering a Rate Election Notice (a) not less than one Business Day prior to the Borrowing Date, in the case of Base Rate Tranche, (b) not less than three Business Days prior to the Borrowing Date, in the case of a LIBO Rate Tranche, and (c) in no event more than five Business Days prior to a Borrowing Date, provided that no more than one LIBO Rate Tranche for any Loan shall be outstanding at any one time. Each Rate Election Notice shall specify the LIBOR Period to be applicable to any LIBO Rate Tranche with respect to any Loan. The LIBO Rate shall remain fixed for all disbursements made under a Loan that bear interest based on the LIBO Rate until the next LIBOR Period commences. Any Rate Election Notice delivered by Borrower shall be irrevocable and may not be modified in any way without the prior, written approval of Lender. In addition to initially electing to designate a Borrowing Tranche as a Base Rate Tranche or a LIBO Rate Tranche, Borrower may further elect, by designation on a Rate Election Notice, (i) to convert a Base Rate Tranche or any portion thereof to a LIBO Rate Tranche, (ii) to convert a LIBO Rate Tranche or any portion thereof into a Base Rate Tranche, or (iii) to continue any LIBO Rate Tranche or any portion thereof for an additional LIBOR Period. In the event that Borrower fails to notify Lender that it desires to continue any LIBO Rate Tranche or any portion thereof by the last day of the applicable LIBOR Period, Borrower shall be deemed to have elected to continue the LIBO Rate Tranche in question for an additional LIBOR Period equal in length to the expiring LIBOR Period. The LIBOR Period for the continuation of any LIBO Rate Tranche shall commence on the day after the last day of the next preceding LIBOR Period. Notwithstanding anything to the contrary contained herein and subject to the default interest provisions contained herein, if an Event of Default occurs, all LIBO Rate Tranches will convert to Base Rate Tranches upon the expiration of the LIBOR Periods therefor. The conversion of a LIBO Rate Tranche to a Base Rate Tranche pursuant to a description in a Rate Election Notice shall only occur on the last Business Day of the LIBOR Period relating to such LIBO Rate Tranche. Lender is hereby authorized to rely upon a Rate Election Notice delivered by any authorized officer of Borrower and such additional authorized agents as any of the above-referenced authorized agents of Borrower shall designate, in writing, to Lender.

Agreed Upon Terms and Procedures
German American Bancorp, Inc.
JPMorgan Chase Bank, N.A.

         2.2.         Interest Payments.    Subject to Section 2.3 hereof, interest accrued on each Borrowing Tranche or any other outstanding amount of the Loans shall be payable by Borrower in arrears on the first day of each January, April, July and October, commencing April 1, 2007, and on the applicable Maturity Date of each Loan.

         2.3.         Default Interest.    Notwithstanding the rates of interest and the payment dates specified in this Section 2, effective immediately upon the occurrence and during the continuance of any Event of Default, the principal balance of any Loan then outstanding and, to the extent permitted by applicable law, any interest payments not paid within ten days after the same becomes due shall bear interest payable upon demand at a rate which is 3% per annum in excess of the rate of interest otherwise payable under these Terms and Procedures (the “Default Rate”). In addition, all other amounts due Lender (whether directly or for reimbursement) under these Terms and Procedures or any of the other Loan Documents, if not paid when due or, in the event no time period is expressed, if not paid within five days after written notice from Lender that the same has become due, shall thereafter bear interest at the foregoing Default Rate. Finally, any amount due on a Maturity Date which is not then paid shall also bear interest thereafter at the Default Rate. Notwithstanding anything to the contrary set forth in this Section 2.3 or elsewhere in these Terms and Procedures, the Default Rate of interest shall apply with respect to an Event of Default relating to the Subordinated Debt if such Event of Default occurs pursuant to Sections 8.1.1.16 or 8.1.1.17 of the Loan Agreement or such Event of Default is one with respect to which Lender would be entitled to declare the Subordinated Debenture immediately due and payable pursuant to Section 8.6 of the Loan Agreement.

         2.4.         Computation of Interest.    Interest shall be computed on the basis of the actual number of days elapsed in the period during which interest accrues and a year of 360 days. In computing interest, the date of funding shall be included and the date of payment shall be excluded; provided, however, that if any funding is repaid on the same day on which it is made, one day’s interest shall be paid thereon. The parties hereto intend to conform strictly to applicable usury laws as in effect from time to time during the terms of the Loans. Accordingly, if the transaction contemplated hereby would be usurious under applicable law (including the laws of the United States of America, or of any other jurisdiction whose laws may be mandatorily applicable), then, in that event, notwithstanding anything to the contrary in this Agreement or any of the Notes, Borrower and Lender agree that the aggregate of all consideration that constitutes interest under applicable law that is contracted for, charged or received under or in connection with this Agreement shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited to Borrower by Lender (or if such consideration shall have been paid in full, such excess refunded to Borrower by Lender).

Agreed Upon Terms and Procedures
German American Bancorp, Inc.
JPMorgan Chase Bank, N.A.

         2.5.         Certain Provisions Regarding LIBO Rate Tranches.

         2.5.1.         Changes; Legal Restrictions.    In the event the adoption of or any change in any law, treaty, rule, regulation, guideline or the interpretation or application thereof by a governmental authority (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) either (a) subjects Lender to any tax (other than income taxes or franchise taxes not specifically based on Loan transactions), duty or other charge of any kind with respect to any LIBO Rate Tranche or changes the basis of taxation of payments to Lender of principal, fees, interest or any other amount payable in connection with a LIBO Rate Tranche, or (b) imposes on Lender any other condition materially more burdensome in nature, extent or consequence than those in existence as of the date of this Agreement, and the result of any of the foregoing is to increase the cost to Lender of making, renewing or maintaining any LIBO Rate Tranches or to reduce any amount receivable thereunder; then, in any such case, Borrower shall promptly pay to Lender, as applicable, upon demand, such amount or amounts as may be necessary to compensate Lender for any such additional cost incurred or reduced amounts received.

         2.5.2.         LIBO Rate Lending Unlawful.    If Lender shall determine (which determination shall, upon notice thereof to Borrower, be conclusive and binding in the absence of readily demonstrable error) that the adoption of or any change in any law, treaty, rule, regulation, guideline or in the interpretation or application thereof by any governmental authority makes it unlawful for Lender to make or maintain any LIBO Rate Tranche, (a) the obligation of Lender to make or continue any LIBO Rate Tranche shall, upon such determination, forthwith be suspended until Lender shall notify Borrower that the circumstances causing such suspension no longer exist, and (b) if required by such law, interpretation or application, all LIBO Rate Tranches shall automatically convert into Base Rate Tranches.

         2.5.3.         Unascertainable Interest Rate.    If Lender shall have determined in good faith that adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Tranches, then, upon notice from Lender to Borrower, the obligations of Lender to make or continue LIBO Rate Tranches shall forthwith be suspended, and thereafter the Loan shall continue at the applicable Base Rate until Lender shall notify Borrower that the circumstances causing such suspension no longer exist. Lender will give such notice when it determines, in good faith, that such circumstances no longer exist; provided, however, that Lender shall not have any liability with respect to any delay in giving such notice.

         2.5.4.         Funding Losses.    In the event Lender shall incur any loss or expense (including, without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by Lender to make or maintain any LIBO Rate Tranche) as a result of any continuance, conversion, repayment or prepayment of the principal amount of, or failure to make or termination of, any LIBO Rate Tranche on a date other than the scheduled last day of the LIBOR Period applicable thereto, then, upon the written notice of such from Lender to Borrower, Borrower shall reimburse such Lender for such loss or expense within three Business Days after receipt of such notice. Such written notice (which shall include calculations in reasonable detail) shall be conclusive and binding in the absence of readily demonstrable error.

Agreed Upon Terms and Procedures
German American Bancorp, Inc.
JPMorgan Chase Bank, N.A.

         2.6.         Additional Interest on LIBO Rate Tranches.    So long as and to the extent Lender shall be required under regulations of the FRB to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (as defined in the definition of Reserve Percentage), and Lender’s performance under this Agreement shall have given rise to additional reserve requirements for Lender thereunder, Borrower shall pay to Lender additional interest on the unpaid principal amount of each LIBO Rate Tranche. Such additional interest shall accrue from the later of the date such reserve requirement commences and the date of the first disbursement under such LIBO Rate Tranche until the earlier of the date such reserve requirement ends and the date the principal amount of such LIBO Rate Tranche is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (a) the LIBO Rate for the LIBOR Period for such LIBO Rate Tranche from (b) the rate obtained by dividing the LIBO Rate by a percentage equal to 100% minus the Reserve Percentage as in effect from time to time during such LIBOR Period. Lender shall, as soon as practicable but not later than the last day of the LIBOR Period, provide notice to Borrower of any such additional interest arising in connection with such LIBO Rate Tranche and the certification of Lender that the additional amount is due and that the additional reserve requirement is applicable to such LIBO Rate Tranche. Such additional interest shall be payable directly to Lender on the dates specified herein for payment of interest.

         2.7.         Notice of Changes or Increased Costs Relating to LIBO Rate Tranches.    Lender agrees that, as promptly as reasonably practicable after it becomes aware of the occurrence of an event or the existence of a condition which would cause it to be affected by any of the events or conditions described in Sections 2.5 or 2.6 hereof or, it will notify Borrower of such event and the possible effects thereof, provided that the failure to provide such notice shall not affect Lender’s rights to reimbursement provided for herein.

3.         PAYMENTS.    Borrower agrees that matters concerning prepayments, payments and application of payments shall be in accordance with Lender’s practices set forth herein and in the other Loan Documents.

         3.1.         Prepayment.    Subject to Section 2.5.4 hereof, Borrower may, upon at least one Business Day’s notice to Lender, prepay, without penalty, all or a portion of the principal amount outstanding under the Subordinated Debt or the Revolving Loan in a minimum aggregate amount of $100,000 or any larger integral multiple of $100,000 by paying the principal amount to be prepaid, together with unpaid accrued interest thereon to the date of prepayment. Notwithstanding anything to the contrary set forth in this Agreement or in any other Loan Document, principal amounts outstanding under the Term Loan may not be prepaid without the written consent and approval of Lender, which consent and approval may be withheld at Lender’s sole and absolute discretion; provided, however, that if all amounts outstanding under any other indebtedness owing from Borrower to Lender have been repaid and Borrower has satisfied in full all other financial obligations to Lender, then Borrower may prepay, without penalty, all or a portion of the principal amount outstanding under the Term Loan by paying the principal amount to be prepaid, together with unpaid accrued interest thereon to the date of prepayment.

Agreed Upon Terms and Procedures
German American Bancorp, Inc.
JPMorgan Chase Bank, N.A.

         3.2.         Manner and Time of Payment.    All payments of principal, interest and fees hereunder payable to Lender shall be made, without condition or reservation of right and free of set-off or counterclaim, in U.S. dollars and by wire transfer (pursuant to Lender’s written wire transfer instructions) of immediately available funds delivered to Lender not later than 11:00 a.m. (Chicago time) on the date due. Funds received by Lender after that time and date shall be deemed to have been paid on the next succeeding Business Day.

         3.3.         Payments on Non-Business Days.    Whenever any payment to be made by Borrower hereunder shall be stated to be due on a day which is not a Business Day, payments shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder.

         3.4.         Application of Payments.    All payments received by Lender from or on behalf of Borrower shall first be applied to amounts due to Lender to pay Lender’s fees and reimburse Lender’s costs and expenses, including those pursuant to Section 5.6 or 8.5 of the Loan Agreement and , second to accrued interest under the Subordinated Debenture, third to accrued interest under the Term Note, fourth to interest under the Revolving Note, fifth to principal amounts outstanding under the Revolving Note, sixth to principal amounts outstanding under the Subordinated Debenture and then to principal amounts outstanding under the Term Note; provided, however, subject to Section 8.6 of the Loan Agreement, that after the date on which the final payment of principal with respect to any Loan is due or following and during any Default, all payments received on account of Borrower’s Liabilities shall be applied in whatever order, combination and amounts as Lender, in its sole and absolute discretion, decides, to all costs, expenses and other indebtedness owing to Lender. No amount paid or prepaid on any of the Notes (other than the Revolving Note) may be reborrowed.

4.         MISCELLANEOUS.    The provisions of Section 9 of the Loan Agreement shall be incorporated in these Terms and Procedures as though restated herein, mutatis mutandis.

5.         CONFLICTS WITH LOAN AGREEMENT.    In the event of a conflict between the terms of the Loan Agreement and the terms of these Terms and Procedures, the provisions of these Terms and Procedures shall govern.

6.         COUNTERPART EXECUTION.    These Terms and Procedures may be executed in several counterparts each of which shall constitute an original, but all of which shall together constitute one and the same agreement.

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Agreed Upon Terms and Procedures
German American Bancorp, Inc.
JPMorgan Chase Bank, N.A.

        IN WITNESS WHEREOF, the undersigned has caused these Terms and Procedures to be duly executed and delivered as of the day and year first above written.

GERMAN AMERICAN BANCORP, INC. /s/ Bradley M. Rust Bradley M. Rust Senior Vice President and Chief Financial Officer

Agreed Upon Terms and Procedures
German American Bancorp, Inc.
JPMorgan Chase Bank, N.A.